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                                                                    EXHIBIT 10.2


                                 QUITCLAIM DEED


     THE EQUITABLE LIFE ASSURANCE SOCIETY of the UNITED STATES, a New York corporation, successor by merger to The Equitable Variable Life Insurance Company, for Eight Million Three Hundred Thousand Dollars ($8,300,000) and other valuable consideration hereby grant to 199 RIVERNECK, LLC, a Delaware limited liability company, having a principal place of business at 199 Riverneck Road, Chelmsford, Massachusetts, 01824 with QUITCLAIM COVENANTS, a certain parcel of land, with the buildings and other improvements thereon, situated in the Town of Chelmsford, Middlesex County, Massachusetts (the "Premises") shown as Lot 1 on a plan entitled "Plan of Land in Chelmsford, Mass.", (the "Plan") prepared for Corcoran Chelmsford Trust, dated August 9, 1985, prepared by Fleming, Bienvenu & Associates, Inc., recorded with the Middlesex North District Registry of Deeds in Plan Book 152, Page 115, bounded and described as follows:

     SOUTHERLY      by Riverneck Road as shown on the Plan, in two courses
                    measuring, respectively, 91.90 feet and 60.00 feet;

     SOUTHWESTERLY  by land shown on the Plan as Lot 2-B, 56.04 feet;

     SOUTHWESTERLY  by said Lot 2-B, in five courses measuring, and
     WESTERLY respectively, 8.46 feet, 61.09 feet, 218.68 feet, 47.26 feet, 37.60 feet;

     SOUTHERLY      by said Lot 2-B, 25.00 feet;

     WESTERLY       by said Lot 2-B, 77.00 feet;

     SOUTHWESTERLY  by said Lot 2-B, 133.97 feet;

     WESTERLY       by said Lot 2-B, 287.06 feet;

     NORTHERLY      by land shown on the Plan as Lot 3,41.15 feet;

     NORTHWESTERLY  by said Lot 3, 180.51 feet;

     NORTHEASTERLY  by said Lot 3, 46.00 feet;

     NORTHWESTERLY  by said Lot 3, 125.00 feet;

     NORTHEASTERLY  by land shown on the Plan as of the Commonwealth of
                    Massachusetts, 104.00 feet;


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     EASTERLY       by land shown on the Plan as now or formerly of Riverneck
                    Realty Trust, 636.94 feet;

     SOUTHERLY      by land shown on the Plan as now or formerly of McKennedy,
                    103.13 feet;

     EASTERLY       by the same, 172.12 feet.

     The Premises contain 6.40 acres of land, according to the Plan.

     For the Grantor's title to the Premises, see deed from John M. Corcoran and
P. Leo Corcoran, Trustees of Corcoran Chelmsford Trust dated July 29, 1987, recorded with said Deeds in Book 4174, Page 262.

     The Premises are conveyed subject to and with the benefit of the rights, restrictions easements and reservations set forth on EXHIBIT A, attached hereto and with of all rights, restrictions, easements, reservations and mortgages of record, if any, all insofar as now in force and applicable, and further subject to real estate taxes assessed for the current fiscal year, but not yet due and payable, which the grantee, by acceptance hereof, hereby assumes and agrees to pay.

     This conveyance is not a sale of all or substantially all of the assets of The Equitable Life Assurance Society of the United States within the Commonwealth of Massachusetts.


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     IN WITNESS WHEREOF, we have set our hands and seals this 5th day of
February, 1999.

                                                 GRANTOR:

                                                 THE EQUITABLE LIFE ASSURANCE
                                                 SOCIETY OF THE UNITED STATES,
                                                 a New York corporation

                                                 By: /s/ John C. Schoser
                                                      ------------------------
                                                      Name: John C. Schoser
                                                      Its: Investment Officer

                                STATE OF NEW YORK

____________________, ss                                       February 5, 1999

     Then personally appeared the above-named John C. Schoser, Investment Officer of The Equitable Life Assurance Society of the United States, and acknowledged the foregoing to be his free act and deed and the free act and deed of The Equitable Life Assurance Society of the United States, before me,

                                                 /s/ Victoria R. Lockhart
                                                 -----------------------------
                                                 Notary Public


                                                 My Commission Expires:


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                                    EXHIBIT A

1. Easement granted by Anthony Zabierek and Nellie Zabierek to Merrimack-Essex Electric Company to construct and maintain utility poles dated
     September 24, 1959 and recorded with said Deeds in Book 1455, Page 365.

2. Easement granted by John M. Corcoran and P. Leo Corcoran, Trustees of Corcoran Chelmsford Trust to New England Telephone and Telegraph dated May 16, 1984 and recorded with said Deeds in Book 2753, Page 278.

3. Grant of Easements from John M. Corcoran and P. Leo Corcoran, Trustees of Corcoran Chelmsford Trust to John M. Corcoran and P. Leo Corcoran, Trustees of Riverneck Realty Trust, dated March 17, 1986 and recorded with said Deeds in Book 3389, Page 348, as affected by an Amendment dated October 7, 1997 and recorded with said Deed in Book 8825, Page 208.

4. Rights and easements contained in the deed from John M. Corcoran and P. Leo Corcoran, Trustees of Corcoran Chelmsford Trust to Corcoran Chelmsford Corporation, dated March 17, 1986 and recorded with said Deeds in Book 3389, Page 337.

5. Rights and easements contained in the deed from John M. Corcoran and P. Leo Corcoran, Trustees of Corcoran Chelmsford Trust to Corcoran Chelmsford & Associates Limited Partnership dated December 5, 1986, recorded with said Deeds in Book 3818, Page 249.